Special Servicer Acknowledgment and Assumption

May 10, 2023

To the Parties Set Forth on Schedule I, attached hereto

Re: Special Servicer Acknowledgment and Assumption: Pooling and Servicing Agreement dated as of April 1, 2018 for the Benchmark 2018-B3, Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2018-B3

Dear Sir or Madam:

Reference is made to the (i) Pooling and Servicing Agreement, dated as of April 1, 2018, among Citigroup Commercial Mortgage Securities Inc., as Depositor, Midland Loan Services, a Division of PNC Bank, National Association, as Master Servicer and as Special Servicer, Park Bridge Lender Services LLC, as Operating Advisor and as Asset Representations Reviewer, Citibank, N.A., as Certificate Administrator, and Wilmington Trust, National Association, as Trustee (the “PSA”) and (ii) the Co-Lender Agreement, dated as of January 25, 2018, between Cantor Commercial Real Estate Lending, L.P., in its capacities as Note A-1 Holder, Note A-2 Holder, Note A-3 Holder, Note A-4 Holder, Note A-7 Holder, Note A-8 Holder, Note A-9 Holder and Note A-10 Holder, and Starwood Mortgage Capital LLC, in its capacities as Note A-5 Holder and Note A-6 Holder, relating to the CrossPoint Mortgage Loan (the “CrossPoint Co-Lender Agreement”); the Co-Lender Agreement, dated as of January 31, 2018, by and among JPMorgan Chase Bank, National Association, in its capacities as Initial Note A-1 Holder, Initial Note A-2 Holder and Initial Note A-3 Holder, relating to the Marriott Charlotte City Center Mortgage Loan (the “Marriott Charlotte City Center Co-Lender Agreement”); the Co-Lender Agreement, dated as of January 31, 2018, by and among JPMorgan Chase Bank, National Association, in its capacities as Initial Note A-1 Holder, Initial Note A-2 Holder and Initial Note A-3 Holder, relating to the Atrium Center Mortgage Loan (the “Atrium Center Co-Lender Agreement”); and the Co-Lender Agreement, dated as of February 12, 2018, by and between Citi Real Estate Funding Inc., in its capacities as Initial Note A-1 Holder and Initial Note A-2 Holder, relating to the Oak Portfolio Mortgage Loan (the “Oak Portfolio Co-Lender Agreement” and, together with the CrossPoint Co-Lender Agreement, the Marriott Charlotte Center City Co-Lender Agreement and the Atrium Center Co-Lender Agreement, collectively, the “Co-Lender Agreements”). Capitalized terms used herein but undefined have the meanings given to them in the PSA and Co-Lender Agreements.

Pursuant to Sections 3.21, 6.08(a), 6.08(e) and 7.02 of the PSA, Section 15 of the CrossPoint Co-Lender Agreement, and Section 7 of the Marriott Charlotte Center City Co-Lender Agreement, the Atrium Center Co-Lender Agreement and the Oak Portfolio Co-Lender Agreement, K-Star Asset Management LLC (“K-Star”) hereby agrees with all the other parties to the PSA that K-Star shall serve as the Special Servicer under, and as defined in the PSA with regard to the Serviced Loans. K-Star hereby acknowledges and agrees that, as of May 10, 2023 (the “Effective Date”), it is and shall be a party to the PSA and bound thereby to the full extent indicated therein in the capacity of the Special Servicer with respect to the Serviced Loans, but shall have no liability with respect to any act or omission of any predecessor Special Servicer. K-Star hereby accepts all responsibilities, duties and liabilities of the Special Servicer and assumes the due and punctual performance and observance of each covenant and condition to be performed or observed by the Special Servicer under the PSA from and after the Effective Date.

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K-Star’s address for notices pursuant to Section 12.04 of the PSA is as follows:

K-Star Asset Management LLC

5949 Sherry Lane, Suite 950

Dallas, Texas 75225

Attention: Lindsey Wright

Email: Lindsey.Wright@KKR.com

As of the Effective Date, K-Star hereby:

(a) makes the representations and warranties provided for in Section 2.06 of the PSA mutatis mutandis with all references to “Agreement” in Section 2.06 of the PSA to include this Special Servicer Acknowledgment and Assumption (“Acknowledgment”) in addition to the PSA, except that it (i) is a Delaware limited liability company, and (ii) has executed this Acknowledgment in lieu of execution and delivery of the PSA per Section 2.06(a)(ii); and

(b) certifies that it satisfies all related qualifications set forth in the Co-Lender Agreements relating to the Serviced Companion Loans; and

(c) represents and warrants that, as of the Effective Date, it satisfies all of the eligibility requirements applicable to the Special Servicer set forth in the PSA and the Co-Lender Agreements and that all preconditions to the appointment of K-Star as Special Servicer have been satisfied.

For the sake of clarity, it is understood and agreed that the Non-Serviced Mortgage Loans are not covered by this Acknowledgment as such Non-Serviced Mortgage Loans are not serviced under the PSA and accordingly special servicing of those Non-Serviced Mortgage Loans is not transferring to K-Star.

[SIGNATURE PAGE FOLLOWS]

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K-STAR ASSET MANAGEMENT LLC, a Delaware limited liability company

By: /s/ Lindsey Wright

Name: Lindsey Wright

Title: President and Chief Executive Officer

[Signature Page to BMARK 2018-B3 Acknowledgment and Assumption Agreement]

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Schedule I

Depositor:

Citigroup Commercial Mortgage Securities Inc.

388 Greenwich Street, 6th Floor
New York, New York 10013
Attention: Richard Simpson
Fax number: (646) 328-2943

with a copy to:

Citigroup Commercial Mortgage Securities Inc.

390 Greenwich Street, 5th Floor
New York, New York 10013
Attention: Raul Orozco
Fax number: (347) 394-0898

with a copy to:

Citigroup Commercial Mortgage Securities Inc.

388 Greenwich Street, 17th Floor
New York, New York 10013
Attention: Ryan M. O’Connor
Fax number: (646) 862-8988

with electronic copies e-mailed to:

Richard Simpson at richard.simpson@citi.com and
Ryan M. O’Connor at ryan.m.oconnor@citi.com

Master Servicer and Special Servicer:

Midland Loan Services, a Division of PNC Bank, National Association
10851 Mastin Street, Suite 700
Overland Park, Kansas 66210
Attention: Executive Vice President – Division Head
Fax number: 1-888-706-3565

Email: NoticeAdmin@midlandls.com

with a copy to:

Eversheds Sutherland (US) LLP

700 Sixth Street, NW, 7th Floor
Washington, D.C. 20001
Attn: Lisa A. Rosen
Fax Number: (202) 637-3593

Certificate Administrator:

Citibank, N.A.
388 Greenwich Street
New York, New York 10013
Attention: Citibank Agency & Trust – BMARK 2018-B3

Fax number: (212) 816-5527

Email: ratingagencynotice@citi.com

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Trustee:

Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19890
Attention: CMBS Trustee – BMARK 2018-B3

Fax number: (302) 636-4140
Email: cmbstrustee@wilmingtontrust.com

Operating Advisor and Asset Representations Reviewer:

Park Bridge Lender Services LLC
600 Third Avenue, 40th floor
New York, New York 10016
Attention: BMARK 2018-B3 – Surveillance Manager

with copies sent contemporaneously via email to
cmbs.notices@parkbridgefinancial.com

CGCMT 2018-B2 – Other Depositor

Citigroup Commercial Mortgage Securities Inc.

390 Greenwich Street, 5th Floor

New York, New York 10013

Attention: Paul Vanderslice

Fax number: (212) 723-8599

with a copy to:

Citigroup Commercial Mortgage Securities Inc.

390 Greenwich Street

New York, New York 10013

Attention: Richard Simpson

Fax number: (646) 328-2943

with a copy to:

Citigroup Commercial Mortgage Securities Inc.

388 Greenwich Street, 17th Floor

New York, New York 10013

Attention: Ryan M. O’Connor

Fax number: (646) 862-8988

with electronic copies e-mailed to:

Richard Simpson at richard.simpson@citi.com and

Ryan M. O’Connor at ryan.m.oconnor@citi.com;

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CGCMT 2018-B2 – Other Master Servicer

Midland Loan Services, a Division of PNC Bank, National Association,

10851 Mastin Street, Suite 700

Overland Park, Kansas 66210

Attention: Executive Vice President – Division Head

Fax number: 1-888-706-3565

with a copy to:

Stinson Leonard Street LLP

1201 Walnut Street, Suite 2900

Kansas City, Missouri 64106-2150

Attention: Kenda K. Tomes

Fax number: (816) 412-9338

Email: NoticeAdmin@midlandls.com

CGCMT 2018-B2 – Other Special Servicer

LNR Partners, LLC

1601 Washington Avenue, Suite 700

Miami Beach, Florida 33139

Attention: Andrew J. Sossen and Job Warshaw

Fax number: (305) 695-5601

Email: asossen@starwood.com, jwarshaw@lnrpartners.com and lnr.cmbs.notices@lnrproperty.com

CGCMT 2018-B2 – Other Operating Advisor and Asset Representations Reviewer

Park Bridge Lender Services LLC

600 Third Avenue, 40th floor

New York, New York 10016

Attention: CGCMT 2018-B2 – Surveillance Manager

Email: cmbs.notices@parkbridgefinancial.com

CGCMT 2018-B2 – Other Certificate Administrator

Citibank, N.A.

388 Greenwich Street

New York, New York 10013

Attention: Citibank Agency & Trust - CGCMT 2018-B2

Fax number: (212) 816-5527

Email: ratingagencynotice@citi.com

CGCMT 2018-B2 – Other Trustee

Wilmington Trust, National Association

1100 North Market Street

Wilmington, Delaware 19890

Attention: CMBS Trustee – CGCMT 2018-B2

Fax number: (302) 636-4140

Email: cmbstrustee@wilmingtontrust.com

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UBS 2018-C8 – Other Depositor

UBS Commercial Mortgage Securitization Corp.
1285 Avenue of the Americas
New York, New York 10019

Attention: Nicholas Galeone

Email: nicholas.galeone@ubs.com

with a copy to:

UBS Business Solutions LLC
1285 Avenue of the Americas
New York, New York 10019
Attention: Chad Eisenberger, Executive Director & Counsel

and a copy to:

Cadwalader, Wickersham & Taft LLP
One World Financial Center
New York, New York
Attention: Frank Polverino, Esq.
Facsimile: (212) 504-6666

UBS 2018-C8 – Other Master Servicer

Midland Loan Services, a Division of PNC Bank, National Association,

10851 Mastin Street, Suite 700
Overland Park, Kansas 66210
Attention: Executive Vice President – Division Head,
Fax number: 1-888-706-3565

with a copy to:

Stinson Leonard Street LLP

1201 Walnut Street

Suite 2900

Kansas City, Missouri 64106-2150
Fax Number: (816) 412-9338
Attention: Kenda K. Tomes
Email: kenda.tomes@stinson.com

UBS 2018-C8 – Other Special Servicer

Midland Loan Services, a Division of PNC Bank,

National Association, 10851 Mastin Street, Suite 700
Overland Park, Kansas 66210
Attention: Executive Vice President – Division Head,
Fax number: 1-888-706-3565

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with a copy to:

Stinson Leonard Street LLP

1201 Walnut Street

Suite 2900

Kansas City, Missouri 64106-2150
Fax Number: (816) 412-9338
Attention: Kenda K. Tomes
Email: kenda.tomes@stinson.com

UBS 2018-C8 – Other Trustee and Certificate Administrator

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Corporate Trust Services: UBS 2018-C8

with a copy to:
cts.cmbs.bond.admin@wellsfargo.com
trustadministrationgroup@wellsfargo.com

UBS 2018-C8 – Other Operating Advisor and the Asset Representations Reviewer

Park Bridge Lender Services LLC
600 Third Avenue, 40th Floor
New York, New York 10016
Attention: UBS 2018-C8 – Surveillance Manager
(with a copy sent contemporaneously via email to:
cmbs.notices@parkbridgefinancial.com)

UBS 2018-C9 – Other Depositor

UBS Commercial Mortgage Securitization Corp.
1285 Avenue of the Americas
New York, New York 10019

Attention: Nicholas Galeone

Email: nicholas.galeone@ubs.com

with a copy to:

UBS Business Solutions LLC
1285 Avenue of the Americas
New York, New York 10019
Attention: Chad Eisenberger, Executive Director & Counsel

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and a copy to:

Cadwalader, Wickersham & Taft LLP
One World Financial Center
New York, New York
Attention: Frank Polverino, Esq.
Facsimile: (212) 504-6666

UBS 2018-C9 – Other Master Servicer

Wells Fargo Bank, National Association
Commercial Mortgage Servicing
Three Wells Fargo
MAC D1050-084
401 South Tryon Street, 8th Floor
Charlotte, North Carolina 28202
Attention: UBS 2017-C7 Asset Manager
Email: commercial.servicing@wellsfargo.com

and a copy to:

K&L Gates LLP

300 South Tryon Street, Suite 1000

Charlotte, North Carolina 28202

Attention: Stacy G. Ackermann

UBS 2018-C9 – Other Special Servicer

KeyBank National Association
11501 Outlook Street, Suite 300
Overland Park, Kansas 66211
Attention: Alan Williams
Facsimile number: (877) 379-1625
Email: keybank_notices@keybank.com

with a copy to:

Polsinelli
900 West 48th Place, Suite 900
Kansas City, Missouri 64112
Attention: Kraig Kohring
Facsimile number: (816) 753-1536
Email: kkohring@polsinelli.com

UBS 2018-C9 – Other Trustee

Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19890
Attention: CMBS Trustee UBS 2017-C7

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with a copy to:
CMBSTrustee@wilmingtontrust.com
Facsimile No.: (302) 636-4140

UBS 2018-C9 – Other Certificate Administrator

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Corporate Trust Services: UBS 2017-C7

with a copy to:
cts.cmbs.bond.admin@wellsfargo.com
trustadministrationgroup@wellsfargo.com

UBS 2018-C9 – Other Operating Advisor and Asset Representations Reviewer

Pentalpha Surveillance LLC
375 N. French Road, Suite 100
Amherst, New York 14228
Attention: UBS 2017-C7 Transaction Manager
With a copy sent via email to notices@pentalphasurveillance.com with UBS 2017-C7 in the subject line with a copy to:

Bass, Berry & Sims PLC
150 Third Avenue South
Suite 2800
Nashville, Tennessee 37201
Attention: Jay H. Knight
Email: jknight@bessberry.com

BMARK 2018-B1– Other Depositor

Deutsche Mortgage & Asset Receiving Corporation

1 Columbus Circle

New York, New York 10019

Attention: Lainie Kaye

with copies via email to:

cmbs.requests@db.com

BMARK 2018-B1– Other Master Servicer

Wells Fargo Bank, National Association
Commercial Mortgage Servicing
Three Wells Fargo
401 South Tryon Street, 8th Floor
MAC D1050-084
Charlotte, North Carolina 28202
Attention: Benchmark 2018-B1 Asset Manager
Facsimile number: (704) 715-0036

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With a copy by email to: commercial.servicing@wellsfargo.com with a copy to:

Wells Fargo Bank, National Association
Legal Department
301 South College Street
Charlotte, North Carolina 28202-0166
Attention: Commercial Mortgage Servicing Legal Support
Facsimile number: (704) 383-0353
Reference: Benchmark 2018-B1

with a copy to:

K&L Gates LLP

300 South Tryon Street, Suite 1000

Charlotte, North Carolina 28202

Attention: Stacy G. Ackermann
Email: stacy.ackermann@klgates.com

BMARK 2018-B1– Other Special Servicer

Midland Loan Services, a Division of PNC Bank, National Association
10851 Mastin Street, Suite 700
Overland Park, Kansas 66210
Attention: Executive Vice President – Division Head
Fax Number: (888) 706-3565

with a copy to:

Eversheds Sutherland (US) LLP
700 Sixth Street, NW
Washington, DC 20001
Fax Number: (202) 637-3593
Attention: Lisa A. Rosen

BMARK 2018-B1– Other Certificate Administrator

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent
9062 Old Annapolis Road
Columbia, Maryland 21045-1951
Attention: Corporate Trust Services — Benchmark 2018-B1

with copies to:
cts.cmbs.bond.admin@wellsfargo.com; and
trustadministrationgroup@wellsfargo.com.

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BMARK 2018-B1– Trustee

Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19890
Attention: CMBS Trustee – Benchmark 2018-B1

with a copy to:

E-mail: cmbstrustee@wilmingtontrust.com

BMARK 2018-B1– Other Operating Advisor and Asset Representations Reviewer

Park Bridge Lender Services LLC
600 Third Avenue, 40th Floor
New York, New York 10016
Attention: Benchmark 2018-B1-Surveillance Manager (with a copy sent contemporaneously via email to cmbs.notices@parkbridgefinancial.com

BMARK 2018-B2 – Other Depositor

J.P. Morgan Chase Commercial Mortgage Securities Corp.
383 Madison Avenue
8th Floor
New York, New York 10179
Attention: Kunal K. Singh
E-mail: US_CMBS_Notice@jpmorgan.com

with a copy to:

J.P. Morgan Chase Commercial Mortgage Securities Corp.
4 New York Plaza
Floor 21
New York, New York 10004-2413
Attention: SPG Legal

E-mail: US_CMBS_Notice@jpmorgan.com

BMARK 2018-B2 – Other Master Servicer

KeyBank National Association
11501 Outlook Street, Suite 300
Overland Park, Kansas 66211
Attention: Michael Tilden
Facsimile: (877) 379-1625
Email: keybank_notices@keybank.com

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with a copy to:

Polsinelli
900 West 48th Place, Suite 900
Kansas City, Missouri 64112
Attention: Kraig Kohring
Facsimile: (816) 753-1536
Email: kkohring@polsinelli.com

BMARK 2018-B2 – Other Special Servicer

CWCapital Asset Management LLC
7501 Wisconsin Avenue
Bethesda, Maryland 20814
Attention: Brian Hanson (Benchmark 2018-B2)
Facsimile number: (202) 715-9699
Email: CWCAMnoticesBenchmark2018-B2@cwcapital.com

with a copy to:

CWCapital Asset Management LLC
7501 Wisconsin Avenue, Suite 500 West
Bethesda, Maryland 20814
Attention: Legal Department

BMARK 2018-B2 – Other Trustee and Certificate Administrator

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Corporate Trust Services (CMBS) Benchmark 2018-B2

with a copy to:

cts.cmbs.bond.admin@wellsfargo.com
trustadministrationgroup@wellsfargo.com

BMARK 2018-B2 – Other Operating Advisor and the Asset Representations Reviewer

Pentalpha Surveillance LLC
375 N. French Road, Suite 100
Amherst, New York 14228
Attention: Benchmark 2018-B2—Transaction Manager
With a copy sent via email to: notices@pentalphasurveillance.com (with Benchmark 2018-B2 in the subject line)

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with a copy to:

Bass, Berry & Sims PLC
150 Third Avenue South
Suite 2800
Nashville, Tennessee 37201
Email: jknight@bassberry.com

CGCMT 2018-C5 – Other Depositor

Citigroup Commercial Mortgage Securities Inc.

390 Greenwich Street

New York, New York 10013

Attention: Richard Simpson

Fax number: (646) 328-2943

with a copy to:

Citigroup Commercial Mortgage Securities Inc.

390 Greenwich Street, 5th Floor

New York, New York 10013

Attention: Raul Orozco

Fax number: (347) 394-0898

with a copy to:

Citigroup Commercial Mortgage Securities Inc.

388 Greenwich Street, 17th Floor

New York, New York 10013

Attention: Ryan M. O’Connor

Fax number: (646) 862-8988

with electronic copies e-mailed to:

Richard Simpson at richard.simpson@citi.com and

Ryan M. O’Connor at ryan.m.oconnor@citi.com

CGCMT 2018-C5 – Other Master Servicer

Midland Loan Services, a Division of PNC Bank, National Association,

10851 Mastin Street, Suite 700

Overland Park, Kansas 66210

Attention: Executive Vice President – Division Head

Fax number: 1-888-706-3565

with a copy to:

Stinson Leonard Street LLP

1201 Walnut Street, Suite 2900

Kansas City, Missouri 64106-2150

Attention: Kenda K. Tomes

Fax number: (816) 412-9338

Email: NoticeAdmin@midlandls.com

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CGCMT 2018-C5 – Other Special Servicer

KeyBank National Association

11501 Outlook Street, Suite 300

Overland Park, Kansas 66211

Attention: Alan Williams

(877) 379-1625

Email: Keybank_notices@keybank.com

with a copy to:

Polsinelli PC

900 West 48th Place, Suite 900

Kansas City, Missouri 64112

Attn: Kraig Kohring

Fax Number: (816) 753-1536

CGCMT 2018-C5 – Other Trustee

Wilmington Trust, National Association
1100 North Market Street

Wilmington, Delaware 19890

Attention: CMBS Trustee – CGCMT 2018-C5

Fax number: (302) 636-4140

Email: cmbstrustee@wilmingtontrust.com

CGCMT 2018-C5 – Other Asset Representations Reviewer and the Operating Advisor

Pentalpha Surveillance LLC

375 N. French Road, Suite 100

Amherst, New York 14228

Attention: CGCMT 2018-C5 Transaction Manager

with a copy sent contemporaneously via email to:

notices@pentalphasurveillance.com (with CGCMT 2018-C5 in the subject line)

with a copy to:

Bass, Berry & Sims PLC

150 Third Avenue South, Suite 2800

Nashville, Tennessee 37201

Attention: Jay Knight

Email: jknight@bassberry.com

CGCMT 2018-C5 – Other Certificate Administrator

Citibank, N.A.

388 Greenwich Street

New York, New York 10013

Attention: Citibank Agency & Trust - CGCMT 2018-C5

Fax number: (212) 816-5530

and with respect to e-mail pursuant to this Agreement, at ratingagencynotice@citi.com.

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